UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2014

AVISTA CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue, Spokane, Washington	99202-2600
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	509-489-0500
Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD Disclosure

Item 7.01 Regulation FD Disclosure.
The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Avista Corporation (Avista Corp. or the Company) did not include the earnings associated with the California litigation settlement described below under Item 8.01 when it issued its 2014 consolidated earnings guidance, included in the first quarter of 2014 earnings release furnished on Form 8-K on May 7, 2014. The Company will update its 2014 consolidated earnings guidance to include the expected earnings during its second quarter earnings call in early August 2014.
The 2014 earnings guidance is subject to the risks, uncertainties and other factors set forth or referred to in such earnings release and the Company's annual report on Form 10-K for the year ended December 31, 2013 and quarterly report on Form 10-Q for the quarter ended March 31, 2014.

Section 8 – Other Events

Item 8.01 Other Events.
On June 27, 2014, Avista Corp. issued a press release announcing the completion of a litigation settlement with various California parties that resulted in Avista Energy (an unregulated indirect subsidiary of Avista Corp.) receiving $15 million in settlement proceeds on June 23, 2014. The litigation was related to the prices paid for power in the California spot markets during the years 2000 and 2001.
This will result in Avista Energy recognizing an increase in pre-tax earnings of approximately $15 million ($10 million after-tax).
Subsequent to the receipt of the settlement proceeds, Avista Corp. contributed approximately $6.5 million of the proceeds to the Avista Foundation, a community investment program of Avista Corp., and the remainder of the proceeds will be used to fund current operations and possibly pay down outstanding debt.
A copy of the press release is furnished as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press release dated June 27, 2014, which is being furnished pursuant to Item 8.01.

Neither the furnishing of any press release as an exhibit to this Current Report nor the inclusion in such press releases of a reference to Avista Corp.'s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report. The information available at Avista Corp.'s Internet address is not part of this Current Report or any other report furnished or filed by Avista Corp. with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	June 27, 2014	/s/ Mark T. Thies
Mark T. Thies
Senior Vice President,
Chief Financial Officer, and Treasurer